UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

MULLEN AUTOMOTIVE INC.

(Name of registrant as specified in its charter)

N/A

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.

MULLEN AUTOMOTIVE INC.
c/o Continental Proxy Services
1 State Street, New York NY 10004

MULLEN AUTOMOTIVE INC.
1405 PIONEER STREET
BREA, CALIFORNIA 92821

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on
February 29, 2024

*Stockholders are cordially invited to attend the Annual Meeting and vote in person. At the meeting, you will need to request a ballot to vote your shares.

Dear Stockholder,

The 2024 Annual Meeting of Stockholders of **MULLEN AUTOMOTIVE INC.** will be held virtually at **https://www.cstproxy.com/mullenautomotive/2024** on February 29, 2024, at 9:30 AM (Pacific Time).

Proposals to be considered at the Annual Meeting:

(1) To elect two Class III Directors to serve for a three-year term ending as of the annual meeting in 2027;

(2) To ratify the appointment of RBSM LLP as the independent registered public accounting firm of the Company for the fiscal year ending September 30, 2024; and

(3) To approve the adjournment of the Annual Meeting from time to time, to a later date or dates, if necessary or appropriate, under certain circumstances, including for the purpose of soliciting additional proxies in favor one or more of the foregoing proposals, in the event the Company does not receive the requisite stockholder vote to approve such proposal(s) or establish a quorum.

Note: Transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors recommends a vote "FOR" all nominees under Proposal 1, and "FOR" Proposals 2, and 3.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.

***Vote during the Meeting*:**
If you plan to attend the online special meeting virtually, you will need your 12 digit control number to vote electronically at the Annual Meeting. To attend
https://www.cstproxy.com/mullenautomotive/2024

Vote Your Proxy on the Internet:
Go to http://www.cstproxyvote.com
Have your notice available when you access the above website. Follow the prompts to vote your shares.

The Proxy Materials are available for review at:
https://www.cstproxy.com/mullenautomotive/2024

CONTROL NUMBER

MULLEN AUTOMOTIVE INC. 1405 PIONEER STREET BREA, CALIFORNIA 92821 Important Notice Regarding the Availability of Proxy Materials For the 2024 Annual Meeting of Stockholders to be Held On February 29, 2024 The following Proxy Materials are available to you to review at: https://www.cstproxy.com/mullenautomotive/2024 -the Company’s Annual Report for the year ended September 30, 2023. -the Company’s Annual Meeting Proxy Statement. -the Proxy Card. -any amendments to the foregoing materials that are required to be furnished to stockholders. This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before February 21, 2024 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically.You must reference your Control number. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-888-221-0691, or By logging on to https://www.cstproxy.com/mullenautomotive/2024 or By email at: proxy@continentalstock.com Please include the company name and your control number in the subject line.